UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2004

Banc of America Commercial Mortgage Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, relating to the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-2)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-89322-05 (Commission File Number)	56-1950039 (IRS Employer Identification No.)
214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)

Registrant's telephone number, including area code 704-386-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-2, which was made on December 10, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on December 10, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BANC OF AMERICA COMMERCIAL MORTGAGE INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 15, 2004
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Administrator:
Nick Xeros 312.904.0708
nick.xeros@abnamro.com
Analyst:
Matthew Ceiley 714.259.6270
Matthew.Ceiley@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Page 2-4

Page 8-9

Page 14-18
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Historical REO Report
Modified Loan Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BACM0402
BACM0402_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
14-Apr-04
10-May-04
10-Nov-38
Parties to The Transaction
Depositor: Banc of America Securities LLC
Underwriter: Banc of America Securities LLC/Bear Stearns & Co. Inc./Goldman Sachs & Co.
Master Servicer: Bank of America, N.A.
Special Servicer: Midland Loan Services, Inc.
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.bankofamerica.com
www.etrustee.net

08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.355495%
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
85
REMIC II
Statement Date:
ABN AMRO Acct: 721752.1
921.047020428
12.761007739
0.000000000
908.286012690
2.121478321
Fixed
0.00
0.00
0.000000000
2.76400000%
0.000000000
05947URA8
A-1
76,756,000.00
70,695,885.10
979,483.91
0.00
69,716,401.19
162,836.19
1000.000000000
0.000000000
0.000000000
1000.000000000
2.933333319
Fixed
0.00
0.00
0.000000000
3.52000000%
0.000000000
05947URB6
A-2
236,527,000.00
236,527,000.00
0.00
0.00
236,527,000.00
693,812.53
1000.000000000
0.000000000
0.000000000
1000.000000000
3.375000000
Fixed
0.00
0.00
0.000000000
4.05000000%
0.000000000
05947URC4
A-3
283,402,000.00
283,402,000.00
0.00
0.00
283,402,000.00
956,481.75
1000.000000000
0.000000000
0.000000000
1000.000000000
3.460833294
Fixed
0.00
0.00
0.000000000
4.15300000%
0.000000000
05947URD2
A-4
125,682,000.00
125,682,000.00
0.00
0.00
125,682,000.00
434,964.45
1000.000000000
0.000000000
0.000000000
1000.000000000
3.816666650
Fixed
0.00
0.00
0.000000000
4.58000000%
0.000000000
05947URE0
A-5
254,120,181.00
254,120,181.00
0.00
0.00
254,120,181.00
969,892.02
1000.000000000
0.000000000
0.000000000
1000.000000000
3.887499998
4.665000000%
0.00
0.00
0.000000000
4.66500000%
0.000000000
05947URG5
B
27,045,564.00
27,045,564.00
0.00
0.00
27,045,564.00
105,139.63
1000.000000000
0.000000000
0.000000000
1000.000000000
3.921666567
4.706000000%
0.00
0.00
0.000000000
4.70600000%
0.000000000
05947URH3
C
12,811,056.00
12,811,056.00
0.00
0.00
12,811,056.00
50,240.69
1000.000000000
0.000000000
0.000000000
1000.000000000
3.954166557
4.745000000%
0.00
0.00
0.000000000
4.74500000%
0.000000000
05947URJ9
D
24,198,662.00
24,198,662.00
0.00
0.00
24,198,662.00
95,685.54
1000.000000000
0.000000000
0.000000000
1000.000000000
4.036666706
4.844000000%
0.00
0.00
0.000000000
4.84400000%
0.000000000
05947URK6
E
11,387,606.00
11,387,606.00
0.00
0.00
11,387,606.00
45,967.97
1000.000000000
0.000000000
0.000000000
1000.000000000
4.159999928
4.992000000%
0.00
0.00
0.000000000
4.99200000%
0.000000000
05947URM2
F
15,657,957.00
15,657,957.00
0.00
0.00
15,657,957.00
65,137.10
1000.000000000
0.000000000
0.000000000
1000.000000000
4.365833330
5.239000000%
0.00
0.00
0.000000000
5.23900000%
0.000000000
05947URN0
G
9,964,155.00
9,964,155.00
0.00
0.00
9,964,155.00
43,501.84
1000.000000000
0.000000000
0.000000000
1000.000000000
4.397159579
5.276616115%
0.00
0.00
0.000000000
5.27659111%
0.000000000
05947URP5
H
15,657,958.00
15,657,958.00
0.00
0.00
15,657,958.00
68,850.54
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080000899
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URQ3
J
4,270,352.00
4,270,352.00
0.00
0.00
4,270,352.00
17,423.04
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080000660
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URR1
K
5,693,803.00
5,693,803.00
0.00
0.00
5,693,803.00
23,230.72
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080000660
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URS9
L
5,693,803.00
5,693,803.00
0.00
0.00
5,693,803.00
23,230.72
1000.000000000
0.000000000
0.000000000
1000.000000000
4.079999685
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URT7
M
7,117,253.00
7,117,253.00
0.00
0.00
7,117,253.00
29,038.39
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.355495%
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
85
REMIC II
Statement Date:
ABN AMRO Acct: 721752.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080001377
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URU4
N
2,846,901.00
2,846,901.00
0.00
0.00
2,846,901.00
11,615.36
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080001377
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URV2
O
2,846,901.00
2,846,901.00
0.00
0.00
2,846,901.00
11,615.36
1000.000000000
0.000000000
0.000000000
1000.000000000
4.079999836
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URW0
P
17,081,410.00
17,081,410.00
0.00
0.00
17,081,410.00
69,692.15
994.678323932
0.000000000
0.000000000
993.818192362
0.039494518
0.00
0.00
0.000000000
0.04764698%
0.000000000
N
05947URL4
XC
1,138,760,562.00
1,132,700,447.17
0.00
0.00
1,131,720,963.26
44,974.80
994.796182406
0.000000000
0.000000000
994.796182406
0.957229848
0.00
0.00
0.000000000
1.15468458%
0.000000000
N
05947URF7
XP
1,104,576,380.00
1,098,828,366.00
0.00
0.00
1,098,828,366.00
1,057,333.48
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ3531
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ3523
R-I
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,138,760,562.00
1,132,700,447.10
5,960,148.18
Total
1,131,720,963.19
979,483.91
0.00
4,980,664.27
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.355495%
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
85
Grantor Trust
Statement Date:
ABN AMRO Acct: 721752.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
05947URW0
P
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,883,061.63
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,034,590.77
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Other Information
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,982,740.88
)
(2,076.62
0.00
0.00
0.00
)
(2,076.62
866,390.31
113,093.60
979,483.91
0.00
0.00
0.00
0.00
0.00
0.00
979,483.91
5,962,224.79
5,960,148.17
1,132,700,447.17
95
979,483.91
0.00
0
0.00
0.00
0
0.00
0
1,131,720,963.26
95
143,907.16
1,434,074.61
113,093.60
1,151,529.14
113,093.60
1,151,529.14
51,849.89
0.00
0.00
20,552.60
72,402.50
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(51,849.89
4,980,664.26
Interest Not Advanced (C
urrent Period
)
0.00
1,151,529.14
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,434,074.61
)
(143,907.16
0.00
0.00
0.00
Excess Liquidation Proceeds Amount
$0.00

08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
162,836.19
162,836.19
162,836.19
0.00
14.25%
14.34%
30/360
2.764000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
693,812.53
693,812.53
693,812.53
0.00
14.25%
14.34%
30/360
3.520000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
956,481.75
956,481.75
956,481.75
0.00
14.25%
14.34%
30/360
4.050000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
434,964.45
434,964.45
434,964.45
0.00
14.25%
14.34%
30/360
4.153000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
969,892.02
969,892.02
969,892.02
0.00
14.25%
14.34%
30/360
4.580000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
105,139.63
105,139.63
105,139.63
0.00
11.88%
11.95%
30/360
4.665000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
50,240.69
50,240.69
50,240.69
0.00
10.75%
10.82%
30/360
4.706000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
95,685.54
95,685.54
95,685.54
0.00
8.63%
8.68%
30/360
4.745000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
45,967.97
45,967.97
45,967.97
0.00
7.63%
7.67%
30/360
4.844000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
65,137.10
65,137.10
65,137.10
0.00
6.25%
6.29%
30/360
4.992000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
43,501.84
43,501.84
43,501.84
0.00
5.38%
5.41%
30/360
5.239000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
68,850.54
68,850.54
68,850.54
0.00
4.00%
4.02%
30/360
5.276591112%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
17,423.04
17,423.04
17,423.04
0.00
3.63%
3.65%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
23,230.72
23,230.72
23,230.72
0.00
3.13%
3.14%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
23,230.72
23,230.72
23,230.72
0.00
2.63%
2.64%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
29,038.39
29,038.39
29,038.39
0.00
2.00%
2.01%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
11,615.36
11,615.36
11,615.36
0.00
1.75%
1.76%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
11,615.36
11,615.36
11,615.36
0.00
1.50%
1.51%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
69,692.15
70,001.88
69,692.15
309.73
0.00%
0.00%
30/360
4.896000000%
0.00
309.73
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
44,974.80
44,974.80
44,974.80
0.00
NA
NA
30/360
0.047646981%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
1,057,333.48
1,057,333.48
1,057,333.48
0.00
NA
NA
30/360
1.154684581%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,980,664.27
4,980,974.00
4,980,664.27
309.73
0.00
309.73
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
9ABSQ3523
NR
NR
NR
A-1
05947URA8
NR
Aaa
AAA
A-2
05947URB6
NR
Aaa
AAA
A-3
05947URC4
NR
Aaa
AAA
A-4
05947URD2
NR
Aaa
AAA
A-5
05947URE0
NR
Aaa
AAA
B
05947URG5
NR
Aa2
AA
C
05947URH3
NR
Aa3
AA-
D
05947URJ9
NR
A2
A
E
05947URK6
NR
A3
A-
F
05947URM2
NR
Baa1
BBB+
G
05947URN0
NR
Baa2
BBB
H
05947URP5
NR
Baa3
BBB-
J
05947URQ3
NR
Ba1
BB+
K
05947URR1
NR
Ba2
BB
L
05947URS9
NR
Ba3
BB-
M
05947URT7
NR
B1
B+
N
05947URU4
NR
B2
B
O
05947URV2
NR
B3
B-
P
05947URW0
NR
NR
NR
XC
05947URL4
NR
Aaa
AAA
XP
05947URF7
NR
Aaa
AAA

08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-II
9ABSQ3531
NR
NR
NR
P
05947URW0
NR
NR
NR

08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721752.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721752.1
Series 2004-2
10-Dec-04
95
100.00%
1,131,720,963
99.38%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
285
5.36%
5.28%
0
0
0
0
10-Nov-04
95
100.00%
1,132,700,447
99.47%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
287
5.51%
5.43%
0
0
0
0
12-Oct-04
95
100.00%
1,133,526,814
99.54%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
288
5.36%
5.28%
0
0
0
0
10-Sep-04
95
100.00%
1,134,468,845
99.62%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
289
5.51%
5.43%
0
0
0
0
10-Aug-04
95
100.00%
1,135,286,976
99.69%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
290
5.51%
5.43%
0
0
0
0
12-Jul-04
95
100.00%
1,136,101,308
99.77%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
291
5.36%
5.28%
0
0
0
0
10-Jun-04
95
100.00%
1,137,031,744
99.85%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
292
5.51%
5.43%
0
0
0
0
10-May-04
95
100.00%
1,137,837,951
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
293
5.36%
5.28%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-04
51,780.33
51,780.33
0.00
A
3
1-Nov-04
56,827.12
56,827.12
0.00
A
4
1-Nov-04
60,125.00
60,125.00
0.00
A
30
1-Nov-04
68,916.81
68,916.81
0.00
A
33
1-Nov-04
38,656.66
38,656.66
0.00
A
41
1-Nov-04
24,987.38
24,987.38
0.00
A
43
1-Nov-04
21,810.92
21,810.92
0.00
A
44
1-Nov-04
16,509.44
16,509.44
0.00
A
52
1-Nov-04
186,232.50
186,232.50
0.00
B
56
1-Nov-04
74,002.43
74,002.43
0.00
A
66
1-Nov-04
62,312.87
62,312.87
0.00
A
67
1-Nov-04
58,092.27
58,092.27
0.00
A
68
1-Nov-04
160,109.20
160,109.20
0.00
A
79
1-Nov-04
157,555.30
157,555.30
0.00
A
80
1-Nov-04
104,515.69
104,515.69
0.00
A
81
1-Nov-04
55,548.64
55,548.64
0.00
A
82
1-Nov-04
15,724.40
15,724.40
0.00
A
84
1-Nov-04
32,537.08
32,537.08
0.00
A
86
1-Nov-04
18,378.71
18,378.71
0.00
A
91
1,264,622.74
1,264,622.74
Total
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
4.84000%
1-Mar-09
Multifamily
0.00
19,787,246
105,417
1
MO
5.39800%
1-Dec-13
Multifamily
0.00
19,737,466
112,281
2
TX
5.13100%
1-Mar-11
Multifamily
0.00
12,400,000
53,020
A
3
NV
5.79400%
1-Jan-14
Multifamily
0.00
9,654,107
57,230
A
4
NY
5.10100%
1-Jan-09
Multifamily
0.00
3,571,667
19,641
5
NY
5.10100%
1-Jan-09
Multifamily
0.00
2,434,105
13,385
6
NY
4.90800%
1-Mar-09
Multifamily
0.00
4,165,838
22,364
7
NY
4.85100%
1-Feb-09
Multifamily
0.00
4,062,512
21,701
8
WI
5.72900%
1-Jan-14
Multifamily
0.00
4,005,447
23,581
9
NY
4.85100%
1-Feb-09
Multifamily
0.00
3,933,089
21,010
10
NY
4.85100%
1-Feb-09
Multifamily
0.00
3,647,567
19,485
11
NY
5.10100%
1-Jan-09
Multifamily
0.00
3,608,203
19,842
12
WA
5.14600%
1-Jan-19
Multifamily
0.00
3,453,037
28,743
13
NY
4.85000%
1-Mar-09
Multifamily
0.00
3,311,469
17,662
14
NY
4.85000%
1-Mar-09
Multifamily
0.00
1,948,097
10,390
15
NY
4.85000%
1-Mar-09
Multifamily
0.00
1,137,792
6,068
16
NY
4.90800%
1-Mar-09
Multifamily
0.00
2,905,202
15,596
17
NY
4.86300%
1-Mar-09
Multifamily
0.00
2,883,148
15,400
18
NY
4.85000%
1-Mar-09
Multifamily
0.00
2,206,327
11,768
19
NY
4.86300%
1-Mar-09
Multifamily
0.00
1,967,941
10,511
20
NY
5.41000%
1-Dec-13
Multifamily
0.00
1,653,602
9,416
21
MN
4.67000%
1-Apr-11
Retail
0.00
86,144,788
449,647
22
HI
3.45200%
1-Apr-09
Retail
0.00
41,477,542
187,475
23
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MA
5.91200%
1-Jan-14
Retail
0.00
25,724,946
154,415
24
NJ
5.12500%
1-Jan-09
Retail
0.00
24,935,076
137,483
25
4.68400%
1-Nov-08
Retail
0.00
19,577,000
76,416
26
GA
5.00000%
1-Dec-10
Retail
0.00
18,885,000
78,688
27
MD
4.90000%
1-Dec-10
Retail
0.00
17,200,000
70,233
28
CA
5.77000%
1-Nov-13
Retail
0.00
15,695,614
100,851
29
CT
5.67000%
1-Jan-09
Retail
0.00
13,000,000
61,425
A
30
NH
6.07000%
1-Dec-13
Retail
0.00
12,460,336
76,111
31
PA
6.01000%
1-Feb-14
Retail
0.00
11,886,143
72,023
32
CA
5.76000%
1-Jan-14
Retail
0.00
11,868,858
70,105
A
33
VA
4.94000%
1-Dec-10
Retail
0.00
11,457,000
47,165
34
OR
4.75700%
1-Feb-11
Retail
0.00
10,355,000
41,049
35
NJ
4.58100%
1-Feb-09
Retail
0.00
9,900,000
37,793
36
MA
6.08300%
1-Jan-14
Retail
0.00
8,809,267
53,836
37
SC
4.94000%
1-Dec-10
Retail
0.00
8,600,000
35,403
38
GA
4.60000%
1-Dec-10
Retail
0.00
7,250,000
27,792
39
CT
4.75500%
1-Dec-08
Retail
0.00
7,205,000
28,550
40
CA
5.41000%
1-Mar-14
Retail
0.00
6,933,934
39,351
A
41
IL
6.06500%
1-Dec-13
Retail
0.00
6,131,201
37,432
42
TN
5.13000%
1-Dec-13
Retail
0.00
5,985,000
25,586
A
43
VA
4.66000%
1-Dec-10
Retail
0.00
5,765,000
22,387
A
44
SC
4.96000%
1-Jan-11
Retail
0.00
5,300,000
21,907
45
NC
5.04000%
1-Dec-10
Retail
0.00
5,150,000
21,630
46
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.19000%
1-Jan-09
Retail
0.00
3,929,529
23,829
47
VA
5.30000%
1-Mar-14
Retail
0.00
3,882,124
21,768
48
TN
4.91000%
1-Jan-11
Retail
0.00
3,750,000
15,344
49
CO
5.95800%
1-Jan-14
Retail
0.00
3,327,774
20,072
50
FL
5.96000%
1-Feb-14
Retail
0.00
2,971,232
17,909
51
IN
6.00000%
1-Mar-14
Retail
0.00
2,776,783
16,787
A
52
GA
4.74000%
1-Jan-09
Retail
0.00
2,750,000
10,863
53
SC
5.17000%
1-Oct-10
Retail
0.00
1,100,000
4,739
54
PA
5.34320%
1-Jan-11
Office
0.00
114,919,054
622,516
55
FL
4.83600%
1-Mar-09
Office
0.00
46,500,000
187,395
B
56
NY
5.68380%
1-Mar-14
Office
0.00
36,175,361
211,472
57
CA
5.57000%
1-Nov-10
Office
0.00
32,160,103
186,534
58
NY
5.83000%
1-Jan-14
Office
0.00
27,698,535
164,826
59
AZ
5.79000%
1-Dec-10
Office
0.00
24,458,381
145,064
60
NY
5.88250%
1-Oct-13
Office
0.00
21,000,000
102,944
61
MN
5.47000%
1-Sep-08
Office
0.00
18,000,000
82,050
62
NJ
5.87900%
1-Aug-13
Office
0.00
8,979,885
65,271
63
NJ
5.87900%
1-Aug-13
Office
0.00
5,954,054
43,278
64
VA
5.73000%
1-Mar-14
Office
0.00
14,986,876
88,044
65
CA
5.75000%
1-Feb-14
Office
0.00
12,770,696
75,281
A
66
FL
5.28000%
1-Sep-15
Office
0.00
11,259,958
63,440
A
67
NJ
5.36000%
1-Feb-14
Office
0.00
10,385,916
58,699
A
68
TX
5.77300%
1-Feb-14
Office
0.00
9,900,246
58,503
69
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WA
5.44600%
1-Nov-13
Office
0.00
9,900,000
44,930
70
UT
5.77000%
1-Dec-13
Office
0.00
8,399,415
49,712
71
CT
5.67000%
1-Jan-14
Office
0.00
7,910,887
46,280
72
WA
6.09000%
1-Apr-16
Office
0.00
6,730,781
41,164
73
MO
5.39000%
1-Nov-08
Office
0.00
5,422,951
30,850
74
TN
6.00000%
1-Oct-13
Office
0.00
5,180,702
31,476
75
NH
5.70000%
1-Nov-13
Office
0.00
3,789,582
22,287
76
NJ
5.65900%
1-Jan-14
Office
0.00
1,463,124
10,453
77
CA
5.87500%
1-Jan-14
Industrial
0.00
7,271,624
43,478
78
DE
6.32700%
1-Nov-15
Mobile home park
0.00
30,953,930
163,205
A
79
FL
6.32700%
1-Nov-15
Mobile home park
0.00
30,460,183
160,601
A
80
FL
5.71500%
1-Nov-10
Mobile home park
0.00
18,273,492
106,345
A
81
FL
5.71500%
1-Nov-10
Mobile home park
0.00
9,712,107
56,521
A
82
FL
6.12900%
1-Oct-13
Mobile home park
0.00
8,884,621
54,747
83
DE
6.32700%
1-Nov-15
Mobile home park
0.00
3,040,000
16,028
A
84
FL
5.98000%
1-Nov-13
Self storage
0.00
7,160,335
43,374
85
FL
6.01000%
1-Dec-13
Self storage
0.00
5,450,091
33,083
A
86
CA
5.77650%
1-Dec-13
Self storage
0.00
4,755,686
30,526
87
CA
5.39000%
1-Jan-09
Self storage
0.00
4,423,233
27,339
88
NC
5.58200%
1-Mar-14
Self storage
0.00
4,161,805
24,064
89
CA
5.93000%
1-Dec-13
Self storage
0.00
3,760,058
24,481
90
FL
6.05000%
1-Jan-14
Self storage
0.00
3,068,169
18,686
A
91
CA
5.70400%
1-Mar-14
Self storage
0.00
2,171,299
13,779
92
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.69800%
1-Mar-14
Self storage
0.00
1,875,187
11,893
93
CA
6.05000%
1-Feb-14
Self storage
0.00
1,774,852
11,653
94
TN
6.83600%
1-Jan-14
Lodging
0.00
5,919,775
41,781
95
1,131,720,963
6,034,627
0
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721752.1
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Dec-2004 - 09:22 (Q331-Q353) (c) 2004 LaSalle Bank N.A.